Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 2004-1 Indenture

Student Loan Asset-Backed Notes

Series 2004-1

Report for the Month Ended July 31, 2004

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-A1	Senior Auction Rate Notes	280907BF2	December 1, 2036
2004-A2	Senior Auction Rate Notes	280907BG0	December 1, 2036
2004-A3	Senior Auction Rate Notes	280907BH8	December 1, 2036
2004-A4	Senior Auction Rate Notes	280907BJ4	December 1, 2036
2004-A5	Senior Auction Rate Notes	280907BK1	December 1, 2036
2004-B1	Subordinate Auction Rate Notes	280907BL9	December 1, 2036

B.	Notification of Redemption Call of Notes

Series 2004-1:
None

C.	Principal Outstanding - July, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month

Series 2004-1:
2004-A1	$83,900,000.00	$0.00	$(8,100,000.00)	$75,800,000.00
2004-A2	83,900,000.00	0.00	0.00	83,900,000.00
2004-A3	83,900,000.00	0.00	0.00	83,900,000.00
2004-A4	83,900,000.00	0.00	0.00	83,900,000.00
2004-A5	83,900,000.00	0.00	0.00	83,900,000.00
2004-B1	42,500,000.00	0.00	0.00	42,500,000.00

Total	$462,000,000.00	$0.00	$(8,100,000.00)	$453,900,000.00

D.	Accrued Interest Outstanding - July, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
Series 2004-1:
2004-A1	$29,784.50	$103,305.06	$92,662.89	$40,426.67	1.60000%
2004-A2	7,131.50	111,820.06	99,841.00	19,110.56	1.64000%
2004-A3	3,565.75	111,563.69	99,841.00	15,288.44	1.64000%
2004-A4	70,242.94	109,466.20	89,400.11	90,309.03	1.55000%
2004-A5	48,941.67	109,536.11	91,357.78	67,120.00	1.60000%
2004-B1	30,104.17	60,326.38	44,270.83	46,159.72	1.70000%

Total	$189,770.53	$606,017.50	$517,373.61	$278,414.42

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
Series 2004-1:
2004-A1	14-Sep-04	3.47%
2004-A2	24-Aug-04	3.21%
2004-A3	25-Aug-04	3.21%
2004-A4	01-Sep-04	3.56%
2004-A5	08-Sep-04	3.47%
2004-B1	03-Sep-04	3.22%

F.	Noteholders’ Carry-Over Amounts - July, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
Series 2004-1:
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Total	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - July, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
Series 2004-1:
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Total	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Funds - July, 2004

Amount
Balance, Start of Month	$6,930,000.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	(120,000.00)

Balance, End of Month	$6,810,000.00

B.	Capitalized Interest Accounts - July, 2004

Amount
Balance, Start of Month	$557,566.17
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$557,566.17

C.	Acquisition Accounts - July, 2004

Amount
Balance, Start of Month	$9,084,244.32
Additions During Month:
Acquisition Funds from Note Issuance	0.00
Recycling from Surplus Funds	2,000,000.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Principal Acquired	0.00
Accrued Income	0.00
Premiums and Related Acquisition Costs	0.00
Redection of Debt — Call of Unused Proceeds	(8,000,000.00)
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(1,158,564.00)
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(20,257.39)

Net Costs of Loans Acquired	(1,178,821.39)

Balance, End of Month	$1,905,422.93

D.	Alternative Loan Guarantee Accounts - July, 2004

Amount
Balance, Start of Month	$1,924,628.30
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(382.53)
Interest Received During Month	1,411.31
Other Additions (Transfers) During Month	0.00
Less Withdrawals During Month for Default Payments	(12,273.41)

Balance, End of Month	$1,913,383.67

E.	Revenue Fund Income Accounts - July, 2004

Amount
Balance, Start of Month	$4,541,147.04
Student Loan Collections	6,923,038.90
Investment Earnings Received	32,083.22
Government Interest and Special Allowance Received	331,234.48
Sweep of Student Loan Collections From Prior Month	(5,149,591.86)

Balance, End of Month	$6,677,911.78

F.	Surplus Accounts - July, 2004

Amount
Balance, Start of Month	$25,900,496.53
Transfers In	4,011,802.84
Transfers Out	(2,000,000.00)
Other Changes During Month	0.00

Balance, End of Month	$27,912,299.37

III.	Student Loan Information

A.	Student Loan Principal Outstanding - July, 2004

Amount
Balance, Start of Month	$399,160,723.78
Initial Purchase of Eligible Loans	0.00
Loans Purchased / Originated	1,158,564.00
Capitalized Interest	108,411.68
Less Principal Payments Received	(7,694,720.79)
Less Defaulted Alternative Loans Transferred	(11,853.82)
Less Sale of Loans	0.00
Other Increases (Decreases)	(13,539.14)

Balance, End of Month	$392,707,585.71

B.	Composition of Student Loan Portfolio as of July 31, 2004

Amount
Aggregate Outstanding Principal Balance	$392,707,585.71
Number of Borrowers	58,961
Average Outstanding Principal Balance Per Borrower	$6,661
Number of Loans (Promissory Notes)	118,302
Average Outstanding Principal Balance Per Loan	$3,320
Weighted Average Interest Rate	3.34%

C.	Distribution of Student Loan Portfolio by Loan Type as of July 31, 2004

Loan Type	Outstanding Principal Balance	Percent

Stafford - Subsidized	$148,774,397.73	37.9%
Stafford - Unsubsidized	126,256,608.16	32.2%
Stafford - Nonsubsidized	1,497.46	0.0%
PLUS	21,331,329.68	5.4%
SLS	5,290.18	0.0%
Consolidation	50,794,013.58	12.9%
Alternative	45,544,448.92	11.6%

Total	$392,707,585.71	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of July 31, 2004

Interest Rate	Outstanding Principal Balance	Percent

Less Than 3.00%	$175,132,904.43	44.6%
3.00% to 3.49%	113,958,994.83	29.0%
3.50% to 3.99%	42,391,437.68	10.8%
4.00% to 4.49%	31,792,604.15	8.1%
4.50% to 4.99%	6,759,217.51	1.7%
5.00% to 5.49%	15,590,913.63	4.0%
5.50% to 5.99%	406,250.47	0.1%
6.00% to 6.49%	2,715,581.91	0.7%
6.50% to 6.99%	330,732.23	0.1%
7.00% to 7.49%	2,392,277.16	0.6%
7.50% to 7.99%	76,394.59	0.0%
8.00% to 8.49%	308,479.27	0.1%
8.50% or Greater	851,797.85	0.2%

Total	$392,707,585.71	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of July 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent

School	$130,082,828.21	33.1%
Grace	37,420,635.22	9.5%
Repayment	171,167,862.57	43.6%
Deferment	41,780,368.90	10.6%
Forbearance	12,255,890.81	3.1%

Total	$392,707,585.71	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of July 31, 2004

Delinquency Status	Outstanding Principal Balance	Percent by Outstanding Balance
		Excluding School/Grace Status Loans	All Loans in Portfolio

31 to 60 Days	$8,552,273.58	3.8%	2.2%
61 to 90 Days	4,824,180.38	2.1%	1.2%
91 to 120 Days	3,471,389.61	1.5%	0.9%
121 to 180 Days	4,943,789.37	2.2%	1.3%
181 to 270 Days	8,490,914.28	3.8%	2.2%
Over 270 Days	1,014,746.64	0.5%	0.3%
Claims Filed, Not Yet Paid	573,291.57	0.3%	0.1%

Total	$31,870,585.43	14.2%	8.1%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of July 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$106,671.85	0.0%
FFELP Loan Guaranteed 98%	347,056,464.94	88.4%
Alternative Loans Non-Guaranteed	45,544,448.92	11.6%

Total	$392,707,585.71	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of July 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$243,708,727.97	62.1%
Great Lakes Higher Education Corporation	61,493,673.11	15.7%
Student Loans of North Dakota	3,861,902.67	1.0%
California Student Aid Commission	13,198,848.60	3.4%
Oregon Student Assistance Commission	6,478,370.95	1.6%
Northwest Education Loan Association	10,193,262.50	2.6%
National Student Loan Program	6,585,253.94	1.7%
Pennsylvania Higher Education Assistance Agency	38,753.97	0.0%
United Student Aid Funds, Inc	1,411,069.76	0.4%
Other Guarantee Agencies	193,273.32	0.0%
Alternative Loans Non-Guaranteed	45,544,448.92	11.6%

Total	$392,707,585.71	100.0%

I.	Fees and Expenses Accrued For / Through July, 2004

	July, 2004	For The 7 Months Ended July 31, 2004
Servicing Fees	$294,530.69	$1,698,888.37
Treas Mgmt / Lockbox Fees	6,189.87	28,878.23
Indenture Trustee Fees	9,729.66	48,229.20
Broker / Dealer Fees	128,922.24	541,121.60
Auction Agent Fees	5,927.01	33,069.54
Other Permitted Expenses	0.00	0.00

Total	$445,299.47	$2,350,186.94

J.	Ratio of Assets to Liabilities as of July 31, 2004

Amount
Total Indenture Assets	$455,336,334.81
Total Indenture Liabilities	454,502,905.17

Ratio	100.18%

K.	Senior and Subordinate Percentages as of July 31, 2004

Amount
Aggregate Values	$455,538,235.24

Senior Notes Outstanding Plus Accrued Interest	411,632,254.69

All Notes Outstanding Plus Accrued Interest	454,178,414.31

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.67%

Subordinate Percentage (Requirement = 102%)	100.30%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(7,723,747.36)